HUBCO, INC.

                                 Debt Securities

                               Purchase Agreement


                               September 10, 1996


BEAR, STEARNS & CO. INC.
245 Park Avenue
New York, New York 10167

KEEFE, BRUYETTE & WOODS, INC.
Two World Trade Center
New York, New York 10048

Ladies and Gentlemen:


         HUBCO, INC., a New Jersey corporation (the "Company"), confirms its agreement with Bear, Stearns & Co. Inc. and Keefe, Bruyette & Woods, Inc. (the "Initial Purchasers"), with respect to the sale by the Company and the purchase by the Initial Purchasers of $75,000,000 aggregate principal amount of the Company's 8.20% Subordinated Debentures Due 2006 (the "Securities").

         The Securities are to be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon exemptions therefrom. The Securities are to be issued pursuant to an Indenture, to be dated as of September 13, 1996 (the "Indenture"), between the Company and Summit Bank, a New Jersey banking corporation (the "Trustee"). The Securities to be purchased by the Initial Purchasers will be issued in book-entry form ("Book-Entry Securities") and will be represented by one or more global securities (the "Global Security" or "Global Securities") issued to the designated nominees of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(b)) (the "DTC Agreement"), among the Company, the Trustee and DTC.

         The Company understands that the Initial Purchasers propose to make a placement of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemption afforded by Rule 144A ("Rule 144A") of the rules and regulations promulgated under the Securities Act (the "Securities Act Rules") by the Securities and Exchange Commission (the "Commission")).

         The Company has prepared and delivered to the Initial Purchasers copies of a preliminary offering memorandum (such preliminary offering memorandum, including the documents incorporated or deemed to be incorporated by reference therein, being hereinafter referred to as the "Preliminary Offering Memorandum") and has prepared and will deliver to the Initial Purchasers, on the date hereof, copies of a final offering memorandum dated September 10, 1996 (such final offering memorandum, in the form first furnished to the Initial Purchasers, including the documents incorporated or deemed incorporated by reference therein, being hereinafter referred to as the "Final Offering Memorandum"), each to be used by the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Final Offering Memorandum in connection with the offering and resale of the Securities. All references herein to information which is "included" or "contained" in the Offering Memorandum, and all references of like import, shall include the information (including financial statements) incorporated by reference therein, and all references herein to amendments or supplements to the Final Offering Memorandum shall include any document filed by the Company under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is deemed to be incorporated by reference therein.

         The holders of Securities will be entitled to the benefits of a Registration Rights Agreement, in substantially the form attached hereto as Exhibit A with such changes as shall be agreed to by the parties hereto (the "Registration Rights Agreement"), pursuant to which the Company will file a registration statement (the "Registration Statement") with the Commission registering the Securities or the Exchange Securities referred to in the Registration Rights Agreement under the Securities Act.


               1. The Company represents and warrants to, and agrees with, each of the Initial Purchasers that:

               (a) The Final Offering Memorandum does not, and at the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Final Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by the Initial Purchasers expressly for use in the Final Offering Memorandum;

               (b) The documents incorporated by reference in the Preliminary Offering Memorandum, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Rules"), and any further documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the Exchange Act Rules;

               (c) The Company has not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act;

               (d) None of the Company or any affiliate of the Company or any person acting on their behalf (other than the Initial Purchasers and their respective affiliates, as to which the Company makes no representation) has (A) engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising (as those terms are used within the meaning of Regulation D under the Securities Act); (B) solicited offers for, or offered or sold, such Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; or (C) engaged in any directed selling efforts (as defined in Rule 902 of the Securities Act) in the United States in connection with the Securities being offered and sold pursuant to Regulation S;

               (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey and has corporate power and authority, and has all licenses, permits, orders, and other governmental and regulatory approvals, to own, lease, and operate its properties and conduct its business in the jurisdictions in which such business is transacted as described in the Offering Memorandum and as presently conducted, with only such exceptions as are not material to the business of the Company and its subsidiaries considered as a whole;

               (f) Each of the Company's banking subsidiaries has been duly incorporated and is validly existing as a bank or savings bank in good standing under the laws of its jurisdiction of incorporation, is a member in good standing of the Federal Deposit Insurance Corporation, and has full power and authority under its Articles of Incorporation and Bylaws and the laws of its jurisdiction of incorporation to own, lease, and operate its properties and to conduct its businesses as described in the Offering Memorandum and as presently conducted;

               (g) Each of the Company's operating subsidiaries which is not a bank or savings bank has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has full power and authority under its Articles of Incorporation and Bylaws and the laws of its jurisdiction of incorporation and the United States to own, lease, and operate its properties and to conduct its businesses as provided in the Offering Memorandum and as presently conducted;

               (h) This Agreement has been duly authorized, executed, and delivered on behalf of the Company and, when executed and delivered by the Initial Purchasers, will be a valid and legally binding agreement of the Company in accordance with its terms; the Securities have been duly authorized and, at the Closing Time, will have been duly authenticated as contemplated by the Indenture and issued and delivered in accordance with this Agreement, will constitute valid and legally binding obligations of the Company in accordance with their terms and will be entitled to the benefits provided by the Indenture; and the Indenture has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Trustee and will constitute a valid and legally binding instrument of the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law;

               (i) There is no consent, approval, authorization, order, registration, or qualification of or with any court or any regulatory authority or other governmental body having jurisdiction over the Company which is required for, and the absence of which would materially affect, the issue and sale of the Securities as contemplated by this Agreement or the execution, delivery, or performance of the Indenture, except such as have been already obtained or as may be required under the Securities Act with respect to the Registration Rights Agreement and such consents, approvals, authorizations, registrations, or qualifications as may be required under the securities or blue sky laws of any jurisdiction in connection with the public offering of the Securities by the Initial Purchasers;

               (j) Other than as set forth in the Offering Memorandum, there are no legal, regulatory, governmental, or arbitration proceedings pending, or to the best knowledge of the Company, threatened, against the Company or any of its subsidiaries, or of which any property of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Company, are reasonably likely to have, individually or in the aggregate, a material adverse effect upon the general affairs, financial position, net worth, or results of operations (on an annual basis) of the Company and its subsidiaries considered as a whole;

               (k) Arthur Andersen LLP, who have certified certain of the financial statements of the Company and its subsidiaries and of Westport Bancorp, Inc. ("Westport") and Lafayette American Bank and Trust Company ("Lafayette") included or incorporated by reference in the Offering Memorandum, to the best knowledge of the Company, are independent certified public accountants as required by the Securities Act and the Securities Act Rules;

               (l) The audited and unaudited financial statements of the Company (including the related notes and schedules and any pro forma financial information) included in, or incorporated by reference into, the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Securities Act Rules, the Exchange Act, and the Exchange Act Rules, and said financial statements present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations, changes in shareholders' equity, and cash flows for the periods specified. Such financial statements and related notes and schedules and pro forma financial information have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The selected consolidated financial data, the tables and financial and statistical data included in, or incorporated by reference into, the Offering Memorandum present fairly the information shown therein and have been derived from, and are consistent with, the audited and unaudited consolidated financial statements included in, or incorporated by reference into, the Offering Memorandum. The financial statements and related notes and schedules and pro forma financial information included in, or incorporated by reference into, the Offering Memorandum conform to the requirements of Regulation S-X of the Commission applicable thereto and present fairly the information presented therein for the periods shown. The statistical information required by Commission Industry Guide 3 ("Guide 3") incorporated by reference into the Offering Memorandum presents fairly the information set forth therein, is in compliance with the Securities Act, the Securities Act Rules, and Guide 3, and is consistent with the Company's consolidated financial statements incorporated by reference into the Offering Memorandum. To the best knowledge of the Company, the audited and unaudited financial statements of Westport (including the related notes and schedules) included in, or incorporated by reference in the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Securities Act Rules, the Exchange Act and the Exchange Act Rules, and said financial statements present fairly the consolidated financial position of Westport and its subsidiaries as of the dates indicated and the consolidated results of operations, changes in shareholders' equity and cash flows for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The audited and unaudited financial statements of Lafayette (including the related notes and schedules) included in, or incorporated by reference in the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of the Federal Deposit Insurance Corporation ("FDIC"), and said financial statements present fairly the consolidated financial position of Lafayette and its subsidiaries as of the dates indicated and the consolidated results of operations, changes in shareholders' equity and cash flows for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and

               (m) Since the respective dates as of which information is given in the Final Offering Memorandum, there has not occurred any material adverse change in, or any development involving a prospective material adverse change in, or having a material adverse effect upon, the general affairs, financial position, net worth, or results of operations (on an annual basis) of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Final Offering Memorandum.

               2. (a) On the basis of the representations and warranties contained herein and pursuant to the terms and subject to the conditions set forth herein, the Company agrees to sell to the Initial Purchasers, severally and not jointly, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company, the Securities, at a purchase price equal to 98.317%% of the aggregate principal amount thereof, the principal amount of the Securities set forth opposite their respective names on Schedule I hereto.

               (b) Payment of the purchase price for and delivery of the Securities to be purchased by the Initial Purchasers shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 10:00 A.M. on the third New York business day following the date hereof (such time and date of payment and delivery being herein called the "Closing Time"). Payment shall be made to the Company by wire transfer of federal funds against delivery by the Company or by the Trustee, on the Company's behalf, to the Initial Purchasers of the Global Securities. The Global Securities shall be registered in the name or names of the designated nominees pursuant to the DTC Agreement and shall be made available for examination and packaging by the Initial Purchasers not later than 10:00 A.M. on the last New York business day prior to the Closing Time.

               (c) Each of the Initial Purchasers hereby severally represents and warrants to, and agrees with, the Company that it (i) is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and an "accredited investor" within the meaning of Regulation D under the Securities Act; (ii) has not and will not solicit offers for, or offer or sell, Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under Regulation D under the Securities Act; and
(iii) will otherwise act in accordance with the terms and conditions set forth in this Agreement, including Section 6 hereof, and in the Offering Memorandum in connection with the placement of the Securities contemplated hereby.

               3. The Company agrees with each of the Initial Purchasers as follows:

               (a) The Company, as promptly as possible, will furnish to the Initial Purchasers, without charge, such number of copies of the Final Offering Memorandum and all amendments and supplements thereto as the Initial Purchasers may reasonably request.

               (b) The Company will immediately notify the Initial Purchasers, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body, and (y) prior to the completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material changes in or affecting the business affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries which (i) make any statement in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to the Initial Purchasers an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading.

               (c) The Company will advise the Initial Purchasers promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers. Neither the consent of the Initial Purchasers (which consent shall not be unreasonably withheld), nor the Initial Purchasers' delivery of any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

               (d) The Company will use its best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Initial Purchasers may designate; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

               (e) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Memorandum under "Use of Proceeds".

               (f) During a period of 60 days from the date hereof, the Company will not, without the Initial Purchasers' prior written consent, directly or indirectly, issue, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any securities of the Company that are substantially similar to the Securities.

               (g) Except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Registration Rights Agreement), neither the Company nor any of its affiliates (as such term is defined in Rule 501(b) of Regulation D) will solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (within the meaning of Rule 502(C) of Regulation D) or in any manner involving a public offering with the meaning of
Section 4(2) of the Securities Act.

               (h) The Company agrees that no future offer and sale of debt securities of the Company of any class will be made if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer and sale would render invalid (for the purposes of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A.

               (i) The Company will, so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, either (i) file reports and other information with the Commission under Section 13(a) or Section 15(d) of the 1934 Act, or (ii) furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with the resale of the Securities.

               (j) Until the expiration of three years after the original issuance of the Securities, the Company will not, and will cause its
"affiliates"  (as such term is defined in Rule  144(a)(1)  under the  Securities
Act) not to, purchase or agree to purchase or otherwise acquire any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the Securities Act), whether as beneficial owner or otherwise (except as agent on behalf of and for the account of customers in the ordinary course of business as a securities broker in unsolicited broker's transactions) unless, immediately upon any such purchase, the Company or any such affiliate shall submit such Securities to the Trustee for cancellation.

               (k) Each Security will bear a legend substantially in the form set forth in the Offering Memorandum under the caption "Notice to Investors" until such legend shall no longer be necessary or advisable because such Security is no longer subject to the restrictions on transfer described therein.

               (l) Except following the effectiveness of the Registration Statement, none of the Company, any of its affiliates (as such term is define in Rule 501(b) of Regulation D) or any person acting on behalf thereof (except that no covenant or agreement is made with respect to the Initial Purchasers acting on behalf of the Company) will engage in any directed selling efforts (as such term is defined under Regulation S) in the United States with respect to the Securities, and each of the Company, such affiliate and such other person acting on behalf thereof (except as aforesaid) will comply with the offering restrictions requirement of Regulation S.

               (m) At or prior to the Closing Time, the Company will not, without your prior written consent, directly or indirectly, offer, sell, grant any option to purchase or otherwise dispose of any debt securities of the Company, other than the Exchange Securities referred to in the Registration Rights Agreement.

               4. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and distribution of the Preliminary Offering Memorandum, the Final Offering Memorandum and of each amendment and supplement thereto and the delivery to the Initial Purchasers of copies thereof in such quantities as the Initial Purchasers shall request pursuant to Section 3(a) hereof, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers, including any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation and printing of memoranda, if any, related thereto, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, (vii) any fees of rating agencies with respect to the Securities, and (viii) the cost of obtaining approval for the trading of the Securities through PORTAL.

         The Initial Purchasers will pay all of their own costs and expenses, including the cost of printing any Agreement among the Initial Purchasers, the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers that they may make.

         If this Agreement is terminated by the Initial Purchasers in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

               5. The obligations of the Initial Purchasers hereunder shall be subject, in the discretion of the Initial Purchasers, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Closing Time, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, in all material respects, and the following additional conditions:

               (a) Pitney, Hardin, Kipp & Szuch, counsel to the Company, or other counsel satisfactory to the Initial Purchasers in their reasonable judgment, shall have furnished to the Initial Purchasers their written opinion, dated the Closing Time, in form satisfactory to the Initial Purchasers in their reasonable judgment, to the effect that:

                   (1) The Company is validly existing as a corporation in good standing under the laws of the State of New Jersey and has corporate power and authority to own, lease, and operate its properties and conduct its business as described in the Offering Memorandum, with only such exceptions as are not material to the business of the Company and its subsidiaries considered as a whole;

                   (2) This Agreement has been duly authorized, executed, and delivered by the Company;

                   (3) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that the enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (2) public policy considerations and (3) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by applicable law;

                   (4) The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, (2) public policy considerations and (3) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

                   (5) The Securities are in the form contemplated by the Indenture, have been duly authorized by requisite corporate action on the part of the Company and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture and delivered against payment of the purchase price therefor specified in this Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, (2) public policy considerations and (3) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and will be entitled to the benefits of the Indenture;

                   (6) The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum;

                   (7) The information in the Offering Memorandum under "Description of Debentures", to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects;

                   (8) The documents filed by the Company with the Commission and incorporated by reference in the Offering Memorandum as amended or supplemented (other than the financial statements and other accounting information contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Rules;

                   (9) No filing  with,  or  authorization,  approval,  consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than which have been obtained, or as may be required under the Securities Act with respect to the Registration Rights Agreement or under securities or blue sky laws of the various states) is required in connection with the due authorization, execution and delivery of this Agreement, the Registration Rights Agreement and the Indenture or for the offering, issuance or sale of the Securities to the Initial Purchasers; and the execution, delivery and performance of this Agreement, the DTC Agreement, the Registration Rights Agreement, the Indenture and the Securities, and the
consummation of the transactions contemplated herein or therein or in the Offering Memorandum and compliance by the Company with its obligations thereunder (including the use of proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds") will not, whether with or without the giving of notice or lapse of time or both, result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company, or any applicable federal or New Jersey state law, statute, rule or regulation; and

                      In rendering each such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials.


               (b) D. Lynn Van Borkulo-Nuzzo, Esq., General Counsel to the Company, or other counsel satisfactory to the Initial Purchasers in their reasonable judgment, shall have furnished to the Initial Purchasers her written opinion, dated the Closing Time, in form satisfactory to the Initial Purchasers in their reasonable judgment, to the effect that:

                   (1) The Company has an authorized capital stock as set forth in the Offering Memorandum;

                   (2) Each of the Company's bank subsidiaries is validly existing as a banking corporation in good standing under the laws of its jurisdiction of incorporation, is a member in good standing of the Federal
Deposit Insurance Corporation, and has full power and authority under its Articles of Incorporation and Bylaws and the laws of its jurisdiction of incorporation to own, lease, and operate its respective properties and to conduct its businesses as described in the Offering Memorandum; and

                   (3) Such counsel does not know of any legal, regulatory, governmental, or arbitration proceeding pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, other than as set forth or contemplated in the Offering Memorandum as amended or supplemented and other than such proceedings which, in their opinion, will not have a material adverse effect upon the general affairs, financial position, net worth, or results of operations (on an annual basis) of the Company and its subsidiaries considered as a whole.

                   (4) The execution, delivery and performance of this Agreement, the DTC Agreement, the Registration Rights Agreement, the Indenture and the Securities, and the consummation of the transactions contemplated herein or therein or in the Offering Memorandum and compliance by the Company with its obligations hereunder or thereunder (including the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds") will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or repayment event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, to the best of such counsel's knowledge, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject; or any applicable judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations, except where such breaches, defaults, repayment events, liens, charges and encumbrances, in the aggregate, will not have a material adverse effect upon the general affairs, financial position, net worth, or results of operations (on an annual basis) of the Company and its subsidiaries considered as a whole.

                      In rendering each such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent she deems proper, on certificates of responsible officers of the Company and public officials.

                   (c) Brown & Wood LLP, counsel to the Initial Purchasers, shall have furnished to the Initial Purchasers their written opinion, dated the Closing Time, in form satisfactory to the Initial Purchasers in their reasonable judgment, with respect to the matters set forth in clauses (1) through (7), inclusive, of subsection 5(a). In giving their opinion, Brown & Wood LLP may rely, as to matters of New Jersey law, upon the opinion of Pitney, Hardin, Kipp & Szuch.

                   (d) In addition to the opinions  required by subsections (a),
(b) and (c) of this Section, Pitney, Hardin, Kipp & Szuch, D. Lynn Van Borkulo-Nuzzo, Esq. and Brown & Wood LLP shall each additionally state, either together with their opinion or in a separate letter, that nothing has come to their attention that would lead them to believe that the Final Offering Memorandum (other than the financial statements, supporting schedules and other financial and statistical data included or incorporated by reference therein, as to which no belief need be expressed), as amended or supplemented at the date thereof and at the Closing Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                   (e) At the Closing Time,  the Initial  Purchasers  shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable Securities Act Rules; (ii) in their opinion, the financial statements audited by them and incorporated by reference in the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related Securities Act Rules; (iii) based upon limited procedures set forth in detail in such letter (which shall include, without limitation, the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, with respect to the unaudited combined financial statements of the Company included in the Offering Memorandum), nothing has come to their attention which causes them to believe that (A) any material modifications should be made to the unaudited combined financial statements of the Company incorporated by reference in the Offering Memorandum for them to be in conformity with generally accepted accounting principles or (B) the unaudited combined financial statements of the Company incorporated by reference in the Offering Memorandum do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related Securities Act Rules or (C) at a specified date not more than three days prior to the Closing Time, there has been any change in the capital stock of the Company or any increase in the consolidated long-term debt or any decrease in the consolidated net current assets or stockholders' equity of the Company as compared with the amounts shown in the June 30, 1996 balance sheet incorporated by reference in the Offering Memorandum or, during the period from June 30, 1996 to a specified date not more than three days prior to the date of this Agreement, there were, compared with the corresponding period in the preceding year, any decreases in consolidated revenues or operating income or in net income or net income per share of the Company and its consolidated subsidiaries, except in all instances for changes, increases or decreases which the Offering Memorandum discloses have occurred or may occur;
(iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Offering Memorandum and which were specified by the Initial Purchasers, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter; (v) they have compared the information incorporated by reference in the Offering Memorandum under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 402, respectively, of Regulation S-K; and (vi) based upon limited procedures set forth in detail in such letter, nothing came to their attention that caused them to believe that the unaudited pro forma condensed financial statements included or incorporated by reference in the Offering Memorandum do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

                   (f) At the Closing Time, the Initial Purchasers shall have received from Arthur Andersen LLP one or more letters dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that (i) the financial statements of Westport audited by them and incorporated by reference in the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Rules; and (ii) that, based on the limited procedures set forth in such letter, nothing has come to their attention which causes them to believe that the unaudited consolidated financial statements of Westport incorporated by reference in the Offering Memorandum have not been prepared in conformity with generally accepted accounting principles or that such unaudited consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Rules.

                   (g) At the Closing Time,  the Initial  Purchasers  shall have received from Arthur Andersen LLP one or more letters dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that (i) the financial statements of Lafayette audited by them and incorporated by reference in the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements for audited annual financial statements included in Form F-2 filed with the FDIC including the related published rules and regulations; and (ii) that, based on the limited procedures set forth in such letter, nothing has come to their attention which causes them to believe that the unaudited consolidated financial statements of Lafayette incorporated by reference in the Offering Memorandum have not been prepared in conformity with generally accepted accounting principles or that such unaudited consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the FDIC including the related published rules and regulations.

                   (h) Since the date hereof or the respective dates as of which information is given in the Final Offering Memorandum, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, financial position, net worth, or results of operations (on an annual basis) of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Offering Memorandum as amended or supplemented, which in any such case makes it impracticable or inadvisable in the reasonable judgment of the Initial Purchasers to proceed with the purchase and resale of the Securities on the terms and in the manner contemplated in the Offering Memorandum as amended or supplemented.

                   (i) Since the date hereof, the United States shall not have become engaged in hostilities which have resulted in the declaration of a national emergency or a declaration of war, which makes it impracticable or inadvisable in the reasonable judgment of the Initial Purchasers to proceed with the purchase and resale of the Securities on the terms and in the manner contemplated in the Offering Memorandum as amended or supplemented.

                   (j) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Final Offering Memorandum, any material adverse change, or any development involving a prospective material adverse change, in the business affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of the Chief Executive Officer, President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time and (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time.

                   (k) At Closing Time, the Securities shall be rated at least BBB by Fitch Investors Service, Inc. ("Fitch") , and the Company shall have delivered to the Initial Purchasers a letter dated the Closing Time, from Fitch, or other evidence satisfactory to the Initial Purchasers, confirming that the Securities have such rating; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's other debt securities, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's other debt securities.

                   (l) At Closing Time, the Company shall have been advised by the NASD PORTAL Market that the Securities will be designated PORTAL eligible securities in accordance with the rules and regulations of the NASD.

                   (m) At Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

                   (n) At Closing Time, the Registration Rights Agreement shall have been fully executed and be in full force and effect.

                   (o) There shall have been furnished to the Company and the Initial Purchasers, at the Closing Time, such certificates of officers of the Trustee as, in the reasonable judgment of the Initial Purchasers and the Company, shall be appropriate to indicate that the Indenture has been duly authorized, executed, and delivered by the Trustee.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Section 7 shall survive any such termination and remain in full force and effect.

               6. (a) The Initial Purchasers understand that the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Each of the Initial Purchasers severally represents and agrees, that, except as permitted by Section 6(b) below, it has offered and sold Securities and will offer and sell Securities (i) as part of its distribution at any time or (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commences and the Closing Time, only in accordance with Rule 903 of Regulation S or Rule 144A under the Securities Act. Each of the Initial Purchasers severally represents and further agrees that neither such Initial Purchaser, its affiliates or any persons acting on its behalf have engaged or will engage in any directed selling efforts with respect to Securities, and its affiliates and any person acting on its behalf have complied and will comply with the offering restriction requirements of Regulation S. Each of the Initial Purchasers severally agrees that, at or prior to confirmation of a sale of Securities (other than a sale of Securities pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it or through it during the restricted period a confirmation or notice substantially to the following effect:

         "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (i) as part of their distribution at any time or
         (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commenced and the date of closing, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Each of the Initial Purchasers severally represents and agrees that it has not entered and will not enter into any contractual arrangements with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

               (b) The Initial Purchasers and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale by the Initial Purchasers of the Securities.

                           (i) Offers and sales of the Securities will be made by the Initial Purchasers only to (1) institutional investors that are reasonably believed to qualify as accredited investors (as defined in Rule 501(a) under the Securities Act) (each such institutional investor being hereinafter referred to as an "institutional accredited investor"), or (2), in the case of Securities resold or otherwise transferred pursuant to Rule 144A, to institutional investors that are reasonably believed to qualify as qualified institutional buyers (as therein defined) (each such institutional investor being hereinafter referred to as a "qualified institutional buyer") or (3) to non-U.S. persons in offshore transactions in accordance with Regulation S under the Securities Act.

                           (ii) The Securities will be offered by the Initial Purchasers only by approaching prospective purchasers on an individual basis. No general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act) will be used in connection with the offering of the Securities.

                           (iii) In the case of a non-bank purchaser acting as a fiduciary for one or more third parties, in connection with an offer and sale of the Securities to such purchaser pursuant to clause (i) above, each third party shall, in the judgment of the applicable Initial Purchasers, be an institutional accredited investor or a qualified institutional buyer or a non-U.S. person outside the United States.

                           (iv) The transfer restrictions and the other provisions set forth in Section 3.5 of the Indenture, including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchasers. Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

                           (v) Each of the Initial Purchasers will deliver to each purchaser of the Securities from the Initial Purchasers, in connection with their original distribution of the Securities, a copy of the Final Offering Memorandum, as amended and supplemented at the date of such delivery.

                           (vi) In connection with its original distribution of the Securities, the Company agrees that, prior to any offer or resale of the Securities by the Initial Purchasers, the Initial Purchasers and counsel for the Initial Purchasers shall have the right to make reasonable inquiries into the business of the Company and its subsidiaries. The Company also agrees to provide answers to each prospective Subsequent Purchaser of Securities who so requests concerning the Company and its subsidiaries (to the extent that such information is available or can be acquired and made available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Securities, as provided in the Offering Memorandum.

               7. (a) The Company will indemnify and hold harmless each Initial Purchaser against any losses, claims, damages, or liabilities, joint or several, to which such Initial Purchaser may become subject with respect to the Securities, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary offering memorandum (including the Preliminary Offering Memorandum) or the Final Offering Memorandum as amended or supplemented, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Initial Purchaser for any legal or other expenses reasonably incurred by such Initial Purchaser in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser expressly for use therein; and provided, further, however, that the Company shall not be liable to any Initial Purchaser or any person controlling such Initial Purchaser under the indemnity agreement in this subsection (a) with respect to any of such documents to the extent that any such loss, claim, damage, or liability of such Initial Purchaser or controlling person results from the fact that such Initial Purchaser sold the Securities to a person to whom there was not sent or given a copy of the Preliminary Offering Memorandum or of the Final Offering Memorandum as then amended or supplemented (excluding documents incorporated by reference) if the Company previously has furnished copies thereof to such Initial Purchaser.

         Insofar as the Company's indemnity agreement set forth in this subsection (a) relates to any untrue statement or omission, or any alleged untrue statement or omission, made in a preliminary offering memorandum but eliminated or remedied in the Final Offering Memorandum, such indemnity agreement shall not cover any claim asserted by a person to whom a copy of the Final Offering Memorandum was not delivered if the delivery thereof would have constituted a defense to the claim asserted by such person.


         The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company otherwise may have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act.

               (b) Each Initial Purchaser will indemnify and hold harmless the Company against any losses, claims, damages, or liabilities to which the Company may become subject with respect to the Securities, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary offering memorandum (including the Preliminary Offering Memorandum) or the Final Offering Memorandum as amended or supplemented, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any of such documents in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser expressly for use therein and will reimburse the Company for any legal fees or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

         The indemnity agreement in this subsection (b) shall be in addition to any liability which the Initial Purchasers otherwise may have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) immediately above of written notice of the commencement of any action, such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under such subsection, shall notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party in its reasonable judgment, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

               (d) If the  indemnification  provided  for in this  Section  7 is unavailable to an indemnified party under subsection (a) or (b) immediately above in respect of any losses, claims, damages, or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities to which such loss, claim, damage, or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Initial Purchasers, in each case as set forth in the table on the cover page of the Final Offering Memorandum as amended or supplemented. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Initial Purchasers and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission, including, with respect to any such Initial Purchaser, the extent to which such losses, claims, damages, or liabilities (or actions in respect thereof) result from the fact that such Initial Purchaser sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Offering Memorandum as then amended or supplemented (excluding documents incorporated by reference), if the Company previously has furnished copies thereof to such Initial Purchaser. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it were offered to the secondary purchasers exceeds the amount of any damages which such Initial Purchaser otherwise has been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Initial Purchasers in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

               8.  The  respective  indemnities,  agreements,   representations,
warranties, and other statements of the Initial Purchasers and the Company hereunder, as set forth in this Agreement or made by them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Initial Purchaser or the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Securities.

               9. (a) The Initial Purchasers may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Final Offering Memorandum, any material adverse change in the business affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in the judgment of the Initial Purchasers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading generally on the American Stock Exchange or the New York Stock Exchange or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York or New Jersey authorities, or (v) if, since the date of this Agreement, there shall have occurred a downgrading in the rating assigned to the Securities or any of the Company's other debt securities, or any securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's other debt securities.

               (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Section 7 shall survive such termination and remain in full force and effect.

               10. All statements, requests, notices, and agreements hereunder shall be in writing, or by telegram if promptly confirmed in writing, and if to the Bear, Stearns & Co. Inc. shall be sufficient in all respects if delivered or sent by registered mail to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, attention of the Corporate Bond Department, if to the Keefe, Bruyette & Woods, Inc. shall be sufficient in all respects if delivered or sent by registered mail to Keefe, Bruyette & Woods, Inc., Two World Trade Center, 85th Floor, New York, New York 10048, attention of John Duffy and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the Company at 1000 MacArthur Blvd., Mahwah, New Jersey 07430, attention of D. Lynn Van Borkulo-Nuzzo.

               11. This Agreement shall be binding upon, and inure solely to the benefit of, the Initial Purchasers and the Company and, to the extent provided in Section 7 and Section 8 hereof, the officers and directors of the Company and any person who controls any Initial Purchaser or the Company, and their respective personal representatives, successors, and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Initial Purchaser shall be construed a successor or assign by reason merely of such purchase.

               12. Time shall be of the essence of this Agreement.

               13. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

               14. This Agreement may be executed by each of the parties hereto and thereto in any number of counterparts, and by each of the parties hereto and thereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


         If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance hereof shall constitute a binding agreement.

                            Very truly yours,


                            HUBCO, INC.



                            By: /S/ D. LYNN VAN BORKULO-NUZZO
                                -----------------------------
                                Name:   D. Lynn VanBorkulo-Nuzzo, Esq.
                                Title:  Executive Vice President
                                        Corporate Secretary


Accepted in New York, New York, as of the date hereof:

BEAR, STEARNS & CO. INC.



By:  /S/ TIMOTHY A. O'NEILL
     ----------------------
     Timothy A. O'Neill
     Senior Managing Director



KEEFE, BRUYETTE & WOODS, INC.



By:  /S/ FRANK S. CICERO
     -----------------------
     Name:  Frank S. Cicero
     Title: Vice President

                         SCHEDULE I TO PRICING AGREEMENT


                                                                Principal Amount
                                                                 of Designated
                                                                 Securities to
                  Initial Purchaser                               Be Purchased
                  -----------------                             ----------------
          Bear, Stearns & Co. Inc.                                 $37,500,000

          Keefe, Bruyette & Woods, Inc. . . . . . . .              $37,500,000
                                            Total . .              $75,000,000
                                                                   -----------